EXHIBIT (A)(41)


                               THE RBB FUND, INC.


                             ARTICLES SUPPLEMENTARY


          THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Fifty Million (50,000,000) authorized but unclassified and unissued shares of Common Stock of the Corporation as Class WWW shares of Common Stock representing interests in the Senbanc Fund pursuant to the following resolutions adopted by the Board of Directors of the Corporation on May 25, 2005:

                RESOLVED, that pursuant to the authority expressly given to the Board of Directors in Article VI, Section (4) of the Corporation's Charter, the Board hereby classifies authorized and unissued shares of Common Stock of the Corporation, par value $.001 per share, and hereby fixes and determines the rights, preferences, restrictions and other matters relating to such classes of Common Stock as follows:

                CLASS WWW SHARES. Fifty Million (50,000,000) of the authorized, unissued and unclassified shares of the Corporation (par value $.001 per share) are hereby classified and designated as Class WWW shares of Common Stock representing interests in the Senbanc Fund. All shares of Class WWW Common Stock shall be issued without stock certificates.

                FURTHER RESOLVED, that a description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as set forth in Article VI, section (6) of the Corporation's Articles of Incorporation and as is set forth elsewhere in the Charter of the Corporation with respect to stock of the Corporation generally, and as follows:

          1. To the full extent permitted by applicable law, the Corporation may, without the vote of the shares of any class of capital stock of the Corporation then outstanding and if so determined by the Board of Directors:

          (A)(1) sell and convey the assets belonging to Class WWW Common Stock (the "Class") to another trust or corporation that is a management investment company (as defined in the Investment Company Act of 1940, as amended) and is organized under the laws of any state of the United States for consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Class and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to the Class that are not assumed by the purchaser of the assets belonging to the Class, the Corporation may, at its option, redeem all outstanding shares of the Class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Notwithstanding any other provision of the Charter of the Corporation to the contrary, the redemption price may be paid in any combination of cash or other assets belonging to the Class, including but not limited to the distribution of the securities or other consideration received by the Corporation for the assets belonging to the Class upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter of the Corporation;

          (2) sell and convert the assets belonging to the Class into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to the Class, the Corporation may, at its option, redeem all outstanding shares of the Class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter of the Corporation; or

          (3) combine the assets belonging to the Class with the assets belonging to any one or more other classes of capital stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the stockholders of any class of capital stock of the Corporation participating in such combination. In connection with any such combination of assets, the shares of the Class then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class or classes of capital stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, or conversion cost, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter of the Corporation. Notwithstanding any other provision of these Articles Supplementary or the Articles of Incorporation to the contrary, any redemption price, or part thereof, paid pursuant to this section may be paid in shares of any other existing or future class or classes of capital stock of the Corporation; and

          (B) without limiting the foregoing, at its option, redeem shares of the Class for any other reason if the Board of Directors has determined that it is in the best interest of the Corporation to do so. Any such redemption shall be at the net asset value of such shares

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of the Class less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors and shall be made and effective upon such terms and in accordance with procedures approved by the Board of Directors at such time.

          2. The shares of Class WWW Common Stock will be issued without stock certificates.

          SECOND: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the Charter of the Corporation.

          THIRD: (1) Immediately before the increase in the number of shares of Common Stock that have been classified into separate classes:

              (a) the Corporation had the authority to issue thirty billion (30,000,000,000) shares of its Common Stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000); and

              (b) the number of authorized shares of each class was as follows:

Class A       -   one hundred million (100,000,000), par value $.001 per share;

Class B       -   one hundred million (100,000,000), par value $.001 per share;

Class C       -   one hundred million (100,000,000), par value $.001 per share;

Class D       -   one hundred million (100,000,000), par value $.001 per share;

Class E       -   five hundred million (500,000,000), par value $.001 per share;

Class F       -   five hundred million (500,000,000), par value $.001 per share;

Class G       -   five hundred million (500,000,000), par value $.001 per share;

Class H       -   five hundred million (500,000,000), par value $.001 per share;

Class I       -   one billion five hundred million (1,500,000,000), par value
                  $.001 per share;

Class J       -   five hundred million (500,000,000), par value $.001 per share;

Class K       -   five hundred million (500,000,000), par value $.001 per share;

Class L       -   one billion five hundred million (1,500,000,000), par value
                  $.001 per share;

Class M       -   five hundred million (500,000,000), par value $.001 per share;

Class N       -   five hundred million (500,000,000), par value $.001 per share;

Class O       -   five hundred million (500,000,000), par value $.001 per share;

Class P       -   one hundred million (100,000,000), par value $.001 per share;

Class Q       -   one hundred million (100,000,000), par value $.001 per share;

Class R       -   five hundred million (500,000,000), par value $.001 per share;

Class S       -   five hundred million (500,000,000), par value $.001 per share;

Class T       -   five hundred million (500,000,000), par value $.001 per share;

Class U       -   five hundred million (500,000,000), par value $.001 per share;

Class V       -   five hundred million (500,000,000), par value $.001 per share;

Class W       -   one hundred million (100,000,000), par value $.001 per share;

Class X       -   fifty million (50,000,000), par value $.001 per share;

Class Y       -   fifty million (50,000,000), par value $.001 per share;

Class Z       -   fifty million (50,000,000), par value $.001 per share;

Class AA      -   fifty million (50,000,000), par value $.001 per share;

Class BB      -   fifty million (50,000,000), par value $.001 per share;

Class CC      -   fifty million (50,000,000), par value $.001 per share;

Class DD      -   one hundred million (100,000,000), par value $.001 per share;

Class EE      -   one hundred million (100,000,000), par value $.001 per share;

Class FF      -   fifty million (50,000,000), par value $.001 per share;

Class GG      -   fifty million (50,000,000), par value $.001 per share;

Class HH      -   fifty million (50,000,000), par value $.001 per share;

Class II      -   one hundred million (100,000,000), par value $.001 per share;

Class JJ      -   one hundred million (100,000,000), par value $.001 per share;

Class KK      -   one hundred million (100,000,000), par value $.001 per share;

Class LL      -   one hundred million (100,000,000), par value $.001 per share;

Class MM      -   one hundred million (100,000,000), par value $.001 per share;

Class NN      -   one hundred million (100,000,000), par value $.001 per share;

Class OO      -   one hundred million (100,000,000), par value $.001 per share;

Class PP      -   one hundred million (100,000,000), par value $.001 per share;

Class QQ      -   one hundred million (100,000,000), par value $.001 per share;

Class RR      -   one hundred million (100,000,000), par value $.001 per share;

Class SS      -   one hundred million (100,000,000), par value $.001 per share;

Class TT      -   one hundred million (100,000,000), par value $.001 per share;

Class UU      -   one hundred million (100,000,000), par value $.001 per share;

Class VV      -   one hundred million (100,000,000), par value $.001 per share;

Class WW      -   one hundred million (100,000,000), par value $.001 per share;

Class YY      -   one hundred million (100,000,000), par value $.001 per share;

Class ZZ      -   one hundred million (100,000,000), par value $.001 per share;

Class AAA     -   one hundred million (100,000,000), par value $.001 per share;

Class BBB     -   one hundred million (100,000,000), par value $.001 per share;

Class CCC     -   one hundred million (100,000,000), par value $.001 per share;

Class DDD     -   one hundred million (100,000,000), par value $.001 per share;

Class EEE     -   one hundred million (100,000,000), par value $.001 per share;

Class FFF     -   one hundred million (100,000,000), par value $.001 per share;

Class GGG     -   one hundred million (100,000,000), par value $.001 per share;

Class HHH     -   one hundred million (100,000,000), par value $.001 per share;

Class III     -   one hundred million (100,000,000), par value $.001 per share;

Class JJJ     -   one hundred million (100,000,000), par value $.001 per share;

Class KKK        -   one hundred million (100,000,000), par value $.001 per
                     share;

Class LLL        -   one hundred million (100,000,000), par value $.001 per
                     share;

Class MMM        -   one hundred million (100,000,000), par value $.001 per
                     share;

Class NNN        -   one hundred million (100,000,000), par value $.001 per
                     share;

Class OOO        -   one hundred million (100,000,000), par value $.001 per
                     share;

Class PPP        -   one hundred million (100,000,000), par value $.001 per
                     share;

Class QQQ        -   two billion five hundred million (2,500,000,000), par value
                     $.001 per share;

Class RRR        -   two billion five hundred million (2,500,000,000), par value
                     $.001 per share;

Class SSS        -   one hundred million (100,000,000), par value $.001 per
                     shares;

Class TTT        -   fifty million (50,000,000), par value $.001 per share;

Class UUU        -   fifty million (50,000,000), par value $.001 per share;

Class VVV        -   fifty million (50,000,000), par value $.001 per share;

Class Select     -   seven hundred million (700,000,000), par value $.001 per
                     share;

Class Beta 2     -   one million (1,000,000), par value $.001 per share;

Class Beta 3     -   one million (1,000,000), par value $.001 per share;

Class Beta 4     -   one million (1,000,000), par value $.001 per share;

Class Principal
Money seven hundred million (700,000,000), par value $.001 per share;

Class Gamma 2    -   one million (1,000,000), par value $.001 per share;

Class Gamma 3    -   one million (1,000,000), par value $.001 per share;

Class Gamma 4    -   one million (1,000,000), par value $.001 per share;

Class Bear
Stearns Money    -   two billion five hundred million (2,500,000,000), par value
                     $.001 per share;

Class Bear Stearns
Municipal Money  -   one billion five hundred million (1,500,000,000), par value
                     $.001 per share;

Class Bear Stearns
Government
Money            -   one billion (1,000,000,000), par value $.001 per share;

Class Delta 4    -   one million (1,000,000), par value $.001 per share;

Class Epsilon 1  -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2  -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3  -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4  -   one million (1,000,000), par value $.001 per share;

Class Zeta 1     -   one million (1,000,000), par value $.001 per share;

Class Zeta 2     -   one million (1,000,000), par value $.001 per share;

Class Zeta 3     -   one million (1,000,000), par value $.001 per share;

Class Zeta 4     -   one million (1,000,000), par value $.001 per share;

Class Eta 1      -   one million (1,000,000), par value $.001 per share;

Class Eta 2      -   one million (1,000,000), par value $.001 per share;

Class Eta 3      -   one million (1,000,000), par value $.001 per share;

Class Eta 4      -   one million (1,000,000), par value $.001 per share;

Class Theta 1    -   one million (1,000,000), par value $.001 per share;

Class Theta 2    -   one million (1,000,000), par value $.001 per share;

Class Theta 3    -   one million (1,000,000), par value $.001 per share;

Class Theta 4    -   one million (1,000,000), par value $.001 per share;


for a total of twenty-six billion three hundred twenty-three million (26,323,000,000) shares classified into separate classes of common stock.

       (2) After the increase in the number of shares of common stock that have been classified into separate classes:

              (a) the Corporation has the authority to issue thirty billion (30,000,000,000) shares of its Common Stock and the aggregate par value of all the shares of all classes is thirty million dollars ($30,000,000); and

              (b) the number of authorized shares of each class is now as follows:

Class A       -   one hundred million (100,000,000), par value $.001 per share;

Class B       -   one hundred million (100,000,000), par value $.001 per share;

Class C       -   one hundred million (100,000,000), par value $.001 per share;

Class D       -   one hundred million (100,000,000), par value $.001 per share;

Class E       -   five hundred million (500,000,000), par value $.001 per share;

Class F       -   five hundred million (500,000,000), par value $.001 per share;

Class G       -   five hundred million (500,000,000), par value $.001 per share;

Class H       -   five hundred million (500,000,000), par value $.001 per share;

Class I       -   one billion five hundred million (1,500,000,000), par value
                  $.001 per share;

Class J       -   five hundred million (500,000,000), par value $.001 per share;

Class K       -   five hundred million (500,000,000), par value $.001 per share;

Class L       -   one billion five hundred million (1,500,000,000), par value
                  $.001 per share;

Class M       -   five hundred million (500,000,000), par value $.001 per share;

Class N       -   five hundred million (500,000,000), par value $.001 per share;

Class O       -   five hundred million (500,000,000), par value $.001 per share;

Class P       -   one hundred million (100,000,000), par value $.001 per share;

Class Q       -   one hundred million (100,000,000), par value $.001 per share;

Class R       -   five hundred million (500,000,000), par value $.001 per share;

Class S       -   five hundred million (500,000,000), par value $.001 per share;

Class T       -   five hundred million (500,000,000), par value $.001 per share;

Class U       -   five hundred million (500,000,000), par value $.001 per share;

Class V       -   five hundred million (500,000,000), par value $.001 per share;

Class W       -   one hundred million (100,000,000), par value $.001 per share;

Class X       -   fifty million (50,000,000), par value $.001 per share;

Class Y       -   fifty million (50,000,000), par value $.001 per share;

Class Z       -   fifty million (50,000,000), par value $.001 per share;

Class AA      -   fifty million (50,000,000), par value $.001 per share;

Class BB      -   fifty million (50,000,000), par value $.001 per share;

Class CC      -   fifty million (50,000,000), par value $.001 per share;

Class DD      -   one hundred million (100,000,000), par value $.001 per share;

Class EE      -   one hundred million (100,000,000), par value $.001 per share;

Class FF      -   fifty million (50,000,000), par value $.001 per share;

Class GG      -   fifty million (50,000,000), par value $.001 per share;

Class HH      -   fifty million (50,000,000), par value $.001 per share;

Class II      -   one hundred million (100,000,000), par value $.001 per share;

Class JJ      -   one hundred million (100,000,000), par value $.001 per share;

Class KK      -   one hundred million (100,000,000), par value $.001 per share;

Class LL      -   one hundred million (100,000,000), par value $.001 per share;

Class MM      -   one hundred million (100,000,000), par value $.001 per share;

Class NN      -   one hundred million (100,000,000), par value $.001 per share;

Class OO      -   one hundred million (100,000,000), par value $.001 per share;

Class PP      -   one hundred million (100,000,000), par value $.001 per share;

Class QQ      -   one hundred million (100,000,000), par value $.001 per share;

Class RR      -   one hundred million (100,000,000), par value $.001 per share;

Class SS      -   one hundred million (100,000,000), par value $.001 per share;

Class TT      -   one hundred million (100,000,000), par value $.001 per share;

Class UU      -   one hundred million (100,000,000), par value $.001 per share;

Class VV      -   one hundred million (100,000,000), par value $.001 per share;

Class WW      -   one hundred million (100,000,000), par value $.001 per share;

Class YY      -   one hundred million (100,000,000), par value $.001 per share;

Class ZZ      -   one hundred million (100,000,000), par value $.001 per share;

Class AAA     -   one hundred million (100,000,000), par value $.001 per share;

Class BBB     -   one hundred million (100,000,000), par value $.001 per share;

Class CCC     -   one hundred million (100,000,000), par value $.001 per share;

Class DDD     -   one hundred million (100,000,000), par value $.001 per share;

Class EEE     -   one hundred million (100,000,000), par value $.001 per share;

Class FFF     -   one hundred million (100,000,000), par value $.001 per share;

Class GGG     -   one hundred million (100,000,000), par value $.001 per share;

Class HHH     -   one hundred million (100,000,000), par value $.001 per share;

Class III     -   one hundred million (100,000,000), par value $.001 per share;

Class JJJ     -   one hundred million (100,000,000), par value $.001 per share;

Class KKK     -   one hundred million (100,000,000), par value $.001 per share;

Class LLL     -   one hundred million (100,000,000), par value $.001 per share;

Class MMM     -   one hundred million (100,000,000), par value $.001 per share;

Class NNN     -   one hundred million (100,000,000), par value $.001 per share;

Class OOO     -   one hundred million (100,000,000), par value $.001 per share;

Class PPP         -   one hundred million (100,000,000), par value $.001 per
                      share;

Class QQQ         -   two billion five hundred million (2,500,000,000), par
                      value $.001 per share;

Class RRR         -   two billion five hundred million (2,500,000,000), par
                      value $.001 per share;

Class SSS         -   one hundred million (100,000,000), par value $.001 per
                      shares;

Class TTT         -   fifty million (50,000,000), par value $.001 per share;

Class UUU         -   fifty million (50,000,000), par value $.001 per share;

Class VVV         -   fifty million (50,000,000), par value $.001 per share;

Class WWW         -   fifty million (50,000,000), par value $0.01 per share;

Class Select      -   seven hundred million (700,000,000), par value $.001 per
                      share;

Class Beta 2      -   one million (1,000,000), par value $.001 per share per
                      share;

Class Beta 3      -   one million (1,000,000), par value $.001 per share per
                      share;

Class Beta 4      -   one million (1,000,000), par value $.001 per share per
                      share;

Class Principal
Money             -   seven hundred million (700,000,000), par value $.001 per
                      share;

Class Gamma 2     -   one million (1,000,000), par value $.001 per share per
                      share;

Class Gamma 3     -   one million (1,000,000), par value $.001 per share;

Class Gamma 4     -   one million (1,000,000), par value $.001 per share;

Class Bear Stearns
Money             -   two billion five hundred million (2,500,000,000), par
                      value $.001 per share;

Class Bear Stearns
Municipal Money   -   one billion five hundred million (1,500,000,000), par
                      value $.001 per share;

Class Bear Stearns
Government Money  -   one billion (1,000,000,000), par value $.001 per share;

Class Delta 4     -   one million (1,000,000), par value $.001 per share;

Class Epsilon 1   -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2   -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3   -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4   -   one million (1,000,000), par value $.001 per share;

Class Zeta 1      -   one million (1,000,000), par value $.001 per share;

Class Zeta 2      -   one million (1,000,000), par value $.001 per share;

Class Zeta 3      -   one million (1,000,000), par value $.001 per share;

Class Zeta 4      -   one million (1,000,000), par value $.001 per share;

Class Eta 1       -   one million (1,000,000), par value $.001 per share;

Class Eta 2       -   one million (1,000,000), par value $.001 per share;

Class Eta 3       -   one million (1,000,000), par value $.001 per share;

Class Eta 4       -   one million (1,000,000), par value $.001 per share;

Class Theta 1     -   one million (1,000,000), par value $.001 per share;

Class Theta 2     -   one million (1,000,000), par value $.001 per share;

Class Theta 3     -   one million (1,000,000), par value $.001 per share;

Class Theta 4     -   one million (1,000,000), par value $.001 per share;

for a total of twenty-six billion three hundred seventy-three million (26,373,000,000) shares classified into separate classes of common stock.

              FOURTH: These Articles Supplementary do not increase the total number of shares that the Company is authorized to issue or the aggregate par value thereof.

              IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on the 25th day of May, 2005.


                                             THE RBB FUND, INC.
WITNESS:

By:  /s/ Tina M. Payne                       By: /s/ Edward J. Roach
     -----------------------                     -------------------
         Tina M. Payne                              Edward J. Roach
         Secretary                                  President

                                   CERTIFICATE


              THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                                     /s/ Edward J. Roach
                                                     -------------------
                                                     Edward J. Roach
                                                     President










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